January 2024 NASDAQ: FBMS

2 Safe Harbor & Forward Looking Statements ABOUT THE FIRST BANCSHARES, INC. The First Bancshares, Inc. (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS. Contact: Chandra Kidd, Corporate Secretary. NON-GAAP FINANCIAL MEASURES Our accounting and reporting policies conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of our performance. This presentation includes the following non-GAAP financial measures: Diluted Earnings Per Share, Operating; Net Income, Operating; Return on Average Assets (ROAA), Operating; Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA), Operating; Return on Average Tangible Common Equity (ROATCE); Return on Average Tangible Common Equity (ROATCE), Operating; Efficiency Ratio, Operating; Net Interest Margin (NIM), Fully Tax Equivalent (FTE); Core Net Interest Margin, Fully Tax Equivalent (FTE); Pre-Tax Pre Provision Income, Operating; Non-Interest Income, Operating; Adjusted Operating Revenue; Adjusted Operating Expense; Tangible Common Equity; Tangible Book Value per Share; Tangible Common Equity to Tangible Assets Ratio (TCE/TA); Diluted Earnings per Share, Operating; and certain ratios derived from these non-GAAP financial measures. The Company believes that the non-GAAP financial measures included in this presentation allow management and investors to understand and compare results in a more consistent manner for the periods presented in this press release. Non- GAAP financial measures should be considered supplemental and not a substitute for the Company’s results reported in accordance with GAAP for the periods presented, and other bank holding companies may define or calculate these measures differently. These non-GAAP financial measures should not be considered in isolation and do not purport to be an alternative to their most comparable GAAP measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measure is provided in the appendix to this presentation. FORWARD LOOKING STATEMENTS This communication contains statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) prevailing, or changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations, including the effects of declines in the real estate market, high unemployment rates, inflationary pressure, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (3) interest rate risk, including the effects of rising interest rates; (4) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (5) changes in applicable laws, rules, or regulations; (6) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (7) changes in management’s plans for the future; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) changes in accounting principles, policies, or guidelines; (11) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (12) higher inflation and its impacts; (13) significant turbulence or disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (14) potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; (16) a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this communication, any exhibits hereto or any related documents, the Company claims protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

1.54% Cost of Deposits 15.0% Total Capital Ratio 5th Largest Bank Headquartered in MS $8.0bn Total Assets $22,855 Average Deposit Size (3) 3 Our Company Company Overview 80% Loans / Deposits 12.1% CET1 Ratio Data as of or for the three months ended 12/31/23 (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 ’21 of 0.20% to 2.18% in Q4 ’23 divided by the change in average fed funds rate of 525 bps over the same period (3) Excludes public funds and ICS accounts 1.31% PTPP ROAA, Operating (1) 0.06% NCOs / Total Loans, Annualized 1.05% ACL / Total Loans AL FL GA LA MS Pensacola Jacksonville Tallahassee New Orleans Baton Rouge Jackson Birmingham Columbus Orlando Huntsville Montgomery Atlanta Destin St. Marys Valdosta Waycross Gulfport Mobile Hattiesburg Starkville Savannah Brunswick Albany Cape Coral Macon FBMS Branch (110) FBMS LPO (5) Sc al e C ap it al C re d it 38% IB Deposit Beta Through the Rate Hike Cycle (2) 29% DDA DepositsD ep o si ts Li q u id it y P ro fi ta b ili ty Tampa

Q4 2023 Highlights Key Highlights Data as of or for the three months ended 12/31/23 (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Excludes public funds and ICS accounts (3) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 ’21 of 0.20% to 2.18% in Q4 ’23 divided by the change in average fed funds rate of 525 bps over the same period 4 Financial Results Diluted Earnings Per Share Diluted Earnings Per Share, Operating (1) Net Income ($000) Net Income, Operating ($000) (1) Reported ROAA ROAA, Operating (1) Reported ROATCE (1) ROATCE, Operating (1) Efficiency Ratio Efficiency Ratio, Operating (1) Net Interest Margin Net Interest Margin, FTE (1) Core Net Interest Margin, FTE (1)  Deposits ─ 29% of deposits are demand ─ $110 million of brokered deposits as of 12/31/23 ─ Average deposit size of $23 thousand (2) ─ Uninsured deposits equal to 15.9% of total deposits ─ Cumulative IB deposit beta since Q4 ’21 of 38% (3)  Loans ─ Average loan size of ~$215 thousand ─ Q4 ’23 new loan production of $307.7 million with a blended yield of 8.26% ─ C&D loan concentration as a percentage of bank total capital: 71% ─ CRE loan concentration as a percentage of bank total capital: 207%  Capital ─ TCE/TA: 7.9% (1) ─ Leverage: 9.7% ─ CET1: 12.1% ─ Total Risk-Based Capital: 15.0%  Credit ─ NPAs / Total Assets of 0.25% this quarter ─ NCOs / Total Loans of 0.06% this quarter  Allowance for Credit Losses ─ ACL / Loans remains stable at 1.05%, unchanged from last quarter  Net Interest Margin ─ Contraction in Net Interest Margin, FTE (1) of 19 bps to 3.33%, driven by increase in cost of deposits and cost of interest-bearing liabilities ─ Modest decline in Core Net Interest Margin, FTE (1) of 13 bps to 3.14% $0.35 $0.59 $11,047 $18,741 0.56% 0.95% 7.9% 13.4% 72.8% 62.0% 3.28% 3.33% 3.14% Q4 2023

New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Shreveport Columbus Evolution of Our Franchise December 31, 2009 FBMS Branch (9) Hattiesburg Source: S&P Global Market Intelligence, Company documents Data as of 12/31 of each year, respectively December 31, 2023 Valdosta Tallahassee Tampa Orlando Pensacola Atlanta Montgomery Birmingham Hattiesburg JacksonShreveport Baton Rouge Houston New Orleans Mobile FBMS Branch (110) FBMS LPO (5) $503 $500 $540 $571 $647 $698 $830 $986 $1,080 $1,166 $1,889 $2,413 $2,178 $2,136 $181 $181 $370 $447 $447 $447 $827 $1,924 $2,307 $3,264 $3,664 $4,284 $5,863 $681 $721 $941 $1,094 $1,145 $1,277 $1,813 $3,004 $3,473 $5,153 $6,077 $6,462 $7,999 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Acquired Organic Total Assets ($mm) – Organic and Acquisitive Growth

Q4 2023 Significant Update 6  $9.7 million pre-tax charge, or $0.20 EPS (1)  $123 million in bonds sold with weighted average book yield of 1.12 and average remaining life of 3 years  $92 million of proceeds reinvested into available-for-sale bonds yielding 5.33%, and $30 million of proceeds used to repay borrowings from the Federal Reserve Bank with a rate of 4.82%  Estimated earn back period of 2.1 years  Expected annualized impact includes: ─ NIM: +8 bps ─ NII: +$4.7 million ─ EPS: +$0.11 Bond Portfolio Restructuring Transaction (1) EPS impact calculated after-tax using a 21% tax rate

Improving Geographic Diversification of our Balance Sheet 7 2015 Deposits by State December 31, 2023 Deposits by State 2009 and 2015 data as of 6/30 2015 Loans by State December 31, 2023 Loans by State2009 Loans by State 2009 Deposits by State Mississippi 100% Mississippi 100% Mississippi 70% Alabama 23% Louisiana 7% Mississippi 73% Alabama 23% Louisiana 4% Mississippi 24% Alabama 8% Florida 24% Louisiana 13% Georgia 31% Mississippi 29% Alabama 13% Florida 20% Louisiana 11% Georgia 27%

8 FINANCIAL RESULTS

EPS Net Income ($mm) 9 Pre-tax Pre Provision Income ($mm), Operating (1) PTPP ROAA, Oper. (1) Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Historical Performance Over Time Thirteen Years of Record Earnings $0.82 $1.16 $0.96 $1.19 $1.55 $1.57 $1.11 $1.62 $2.55 $2.52 1.62% 1.61% 1.42% 1.49%$3.03 1.33% 1.24% 1.36% 1.63%$2.39 1.38% 1.78% 1.81% 1.31% $2.5 $3.6 $4.2 $6.3 $8.5 $9.7 $10.6 $21.2 $43.7 $52.5 $64.2 $62.9 $20.8 $21.4 $19.4 $20.5 $18.9 $19.3 $20.8 $25.9 $22.2 $35.7 $35.7 $31.9 $25.9 $68.3 $96.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3'23 Q4'23 $75.5 $5.4 $21.3 1.62%$2.84 Operating Income

Net Interest Income Over Time 3.74% 3.99% 3.59% 3.44% 3.70% 3.72% 3.71% Net Interest Income ($mm) NIM, FTE (1) 3.34%3.83% 3.94% 3.51%4.02% Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” $16.3 $19.1 $22.2 $28.4 $33.4 $37.0 $40.3 $59.2 $84.9 $121.8 $152.7 $157.1 $177.8 $249.3 $39.5 $39.2 $38.1 $40.0 $39.8 $38.6 $42.1 $49.1 $47.9 $64.9 $66.0 $60.7 $57.7 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q4 '20Q1 '21Q2 '21Q3 '21Q4 '21Q1 '22Q2 '22Q3 '22Q4 '22Q1 '23Q2 '23Q3'23 Q4'23 3.13% 3.14% 3.25% 10 3.64% 3.14% 2.78% 3.09% 3.50%3.19% 3.37% 3.69% 3.82% 3.52%3.59% 3.33%

Historical Cost and Yield Analysis 11Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Quarterly Yields & Costs (%) 0.51% 0.72% 0.91% 1.21% 1.54% 3.37% 3.69% 3.82% 3.52% 3.33% 4.98% 5.45% 5.99% 5.92% 6.03% 2.48% 2.51% 2.43% 2.47% 2.59% 3.29% 3.47% 3.43% 3.27% 3.14% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Cost of Deposits Net Interest Margin (FTE) Yield on Loans Yield on Securities (FTE) Core Net Interest Margin (FTE) (1)(1)

12 NIM Impact for the Quarter Drivers of Change Q3 ‘23 to Q4 ‘23 Data as of or for the three months ended 9/30/23 and 12/31/23, respectively (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” N et In te re st M ar gi n , F TE (1) C o re N et I n te re st M ar gi n , F TE (1) 3.52% 17 bps 1 bps (5) bps 0 bps (29) bps (2) bps 3.33% Q3 '23 NIM Loan Yield with Fees Securities Yield Borrowings Long-Term Debt Deposit Cost Other Q4 '23 NIM 3.27% 17 bps 1 bps (5) bps 0 bps (29) bps 6 bps (2) bps 3.14% Q3 '23 NIM Loan Yield with Fees Securities Yield Borrowings Long-Term Debt Deposit Cost Purchase Accounting Adjustment Other Q4 '23 NIM

Historical Profitability Trends 13Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Reported ROAA (%) ROAA, Operating (%) (1) Reported ROATCE (%) (1) ROATCE, Operating (%) (1) PTPP ROAA, Oper. (1) 1.07% 1.36% 1.36% 1.22% 0.95% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 16.0% 12.1% 17.1% 17.4% 7.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 16.8% 20.1% 19.4% 17.2% 13.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 1.01% 0.81% 1.21% 1.24% 0.56% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 1.31%1.38% 1.78% 1.81% 1.62%

14 Historical Profitability Trends Non-interest Income, Oper. / Adj. Operating Revenue (%) (1) Non-interest Income Q4 ‘23 (%) (2) Efficiency Ratio, Operating (%) (1) Adjusted Operating Expense / Average Assets (%) (1) Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Excludes net loss on securities due to bond portfolio restructuring transaction 59.3% 53.3% 53.9% 56.1% 62.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 14.3% 16.1% 15.6% 17.5% 17.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 2.10% 2.09% 2.17% 2.13% 2.21% 1.00% 1.50% 2.00% 2.50% Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Service Charges on Deposits 29% Mortgage 5% Interchange Fee Income 38% Other Charges and Fees 28%

15 DEPOSIT AND LOAN INFORMATION

0.30% 0.23% 0.19% 0.18% 0.15% 0.21% 0.52% 0.72% 0.91% 1.21% 1.54% 1.47% 1.50% 1.64% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Oct '23 Nov '23 Dec '23 16 Deposit Composition Growth Historical Deposit Composition Cost of Total Deposits Over Time (%) Dollars in millions unless otherwise noted Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter (1) Excludes public funds and ICS accounts (2) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 ’21 of 0.20% to 2.18% in Q4 ’23 divided by the change in average fed funds rate of 525 bps over the same period (3) Southeast median includes banks headquartered in the Southeast with total assets between $1 billion to $25 billion; Excludes merger targets DDA / Total Deposits Over Time (%) (3) Q4 ’23 Deposit Portfolio Summary and Composition MonthlyQuarterlyDeposits: $6.5B Uninsured Deposits (1): 15.9% Average Deposit Size (1): ~$23,000 Total Deposit Accounts (1): ~217,000 Commercial Accounts: ~35,000 Personal Accounts: ~182,000 Cumulative IB Deposit Beta Since Q4 ’21 (2): 38% $0.6 $0.7 $1.2 $1.5 $1.6 $1.8 $0.5 $0.6 $1.3 $1.8 $1.8 $1.9 $0.9 $1.1 $1.1 $1.3 $1.4 $1.6 $0.4 $0.5 $0.4 $0.4 $0.6 $0.8 $0.1 $0.2 $0.1 $0.1 $0.1 $0.3 $2.5 $3.1 $4.2 $5.2 $5.5 $6.5 2018 2019 2020 2021 2022 2023 Demand Deposits NOW Accounts Money Market & Savings Retail Time Deposits Jumbo Time Deposits Demand Deposits 29% NOW Accounts 30% Money Market & Savings 25% Retail Time Deposits 13% Jumbo Time Deposits 4% 31.3% 31.9% 29.7% 31.2% 32.1% 30.4% 28.6% 31.2% 31.3% 28.7% 27.4% 26.3% 24.8% Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 FBMS DDA % Southeast Median DDA %

17 Granular Loan Portfolio Dollars in millions Data as of 12/31/23 Size of our top 75 Relationships • Largest individual loan is $28.8 million total committed exposure • Total participations purchased are less than 3% of outstanding balances $40.7 $21.9 $17.2 $13.1 $10.0 1 10 25 50 75 Total Advanced % of Total Exposure Portfolio Relationship Groupings ($M) Top 10 Relationships $290.6 5.6% Top 25 Relationships 579.0 11.1% Top 50 Relationships 953.5 18.3% Top 75 Relationships 1,229.3 23.7%

18 Balanced Loan Portfolio Data as of 12/31/23 (1) Excludes owner-occupied CRE Loan Portfolio Mix CRE (1) Exposure by Type  Granular loan portfolio, average loan size excluding PPP is ~$215 thousand  Top 20 loans represent ~7% of total portfolio  De Minimis consumer credit card loans ($1.6 million or 0.03% of total loans)  Limited energy exposure ($28.9 million committed or 0.5% of total loans); $20.1 million funded  De Minimis Shared National Credits (“SNCs”) of $24.9 million committed; $11.2 million funded  Criticized & classified loans decreased by $11.2 million in Q4 compared to Q3, a 9.4% decrease; includes loan payoffs of $5.8 million Retail Center 17% Hotel 15% Professional Office 24% Retail Stand- Alone 10% Warehouse / Indust 12% Multi-Family 5% Medical Facilities 9% C-Stores - Gas Stations 5% Mobile Home Parks 2% Mini-Storage 2% C&D Exposure by Type Residential 1-4 18% Multi-Family 21% Retail 4% Warehouse / Indust. <1% Office 5% Land Development 32% Other 20% 1-4 Family 19% Other 4% 1-4 Family HELOC 2% Multifamily 2% Owner Occ. CRE 25% Non- Owner Occ. CRE 21% C&D 12% C&I 15%

19 Office Exposure Data as of 12/31/23; Dollars in millions Professional Office by GeographyOffice Portfolio Maturity Florida 12% Georgia 47% Mississippi 19% Louisiana 12% Alabama 9% Office Portfolio Non-Owner Occupied % of Total Cumulative % Maturing in 2023 $1.8 1% 1% Maturing in 2024 15.8 8% 8% Maturing in 2025 14.4 7% 14% Maturing in 2026 20.4 10% 23% Maturing in 2027 41.2 20% 38% Maturing Beyond 2027 116.0 55% 100% Total $209.5 100% Office Exposure Highlights  Average professional office loan size — Non-Owner Occupied: $733 thousand  14.2% of the total office portfolio matures through 2025  Professional office space comprises 9.4% of total loans  Substandard office loans / total office loans: 4.2%

20 Loan Concentrations Over Time C&D Loan Concentration Over Time CRE Loan Concentration Over Time Yearly data as of 12/31 each respective year; quarterly data for the three months ended each respective quarter Note: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively 204% 195% 153% 149% 171% 208% 208% 207% 0% 100% 200% 300% 400% 2018 2019 2020 2021 2022 Q2 '23 Q3 '23 Q4 '23 86% 80% 49% 55% 63% 74% 71% 71% 0% 50% 100% 150% 200% 2018 2019 2020 2021 2022 Q2 '23 Q3 '23 Q4 '23

21 Asset Quality Over Time NPAs / Loans + OREO (%) NCOs / Average Loans (%) ACL / NPLs (%)ACL / Loans (%) Yearly data as of or for the twelve months ended each respective year; quarterly data for the three months ended each respective quarter 2.1% 1.5% 1.0% 0.5% 0.5% 0.4% 0.4% 0.4% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3' 23 Q4' 23 (0.00%) 0.11% 0.13% (0.05%) 0.01% 0.07% 0.00% 0.06% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3' 23 Q4' 23 0.53% 1.14% 1.04% 1.03% 1.06% 1.05% 1.05% 1.05% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3' 23 Q4' 23 30% 89% 110% 302% 302% 328% 307% 456% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3' 23 Q4' 23

0.5% 0.4% 0.3% 0.4% 0.3% 0.0% 0.2% (0.0%) (0.0%) (0.0%) 0.0% (0.0%) 0.1% 0.1% (0.1%) 1.3% 2.5% 2.5% 1.6% 1.1% 0.7% 0.5% 0.4% 0.5% 0.5% 0.5% 0.5% 0.5% 0.3% 0.3% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 FBMS Banking Industry 22 History of Prudent Credit Culture 15-Year NCOs / Avg. Loans vs. Banking Industry (%) Source: FDIC Yearly data as of or for the twelve months ended each respective year Note: FDIC data as of 12/31/22 0.06% FBMS NCOs / Avg. Loans for the three months ended 12/31/23

23 CAPITAL & LIQUIDITY

24 Capital Position TCE / TA (%) (1) Leverage Ratio (%) Total Risk Based Capital Ratio (%)CET1 Ratio (%) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” 9.5% 9.2% 8.3% 6.9% 7.2% 7.4% 7.3% 7.9% 0.0% 5.0% 10.0% 15.0% 20.0% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 10.3% 9.2% 9.2% 9.4% 8.8% 9.1% 9.6% 9.7% 0.0% 5.0% 10.0% 15.0% 20.0% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 12.5% 13.5% 13.7% 12.7% 11.2% 11.5% 12.0% 12.1% 0.0% 5.0% 10.0% 15.0% 20.0% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 15.8% 19.1% 18.6% 16.7% 14.7% 14.5% 15.1% 15.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23

25 Capital Position Including Unrealized Losses Data as of or for the three months ended 12/31/23 (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Assumes AOCI adjustments related to market valuations on securities and related hedges are included for regulatory capital calculations (3) Assumes AOCI adjustments related to market valuations on securities and related hedges as well as the fair value adjustment on HTM securities are included for regulatory capital calculations  Reflected above is the hypothetical impact on capital if the mark on Accumulated Other Comprehensive Income (AOCI) Losses (2) and AOCI + Held- to-Maturity (HTM) (3) were included in the regulatory capital calculations  Neither scenario is currently included, nor required to be included in the Company’s regulatory capital ratios As Reported Inc luding AOCI Losses (2) Inc luding AOCI + HTM Losses (3) TCE / TA Ratio (1) 7.9% 7.9% 6.6% Leverage Ratio 9.7% 8.1% 6.9% CET1 Ratio 12.1% 10.1% 8.3% Tier 1 Ratio 12.5% 10.5% 8.7% Total Risk-Based Capital Ratio 15.0% 13.1% 11.3% Regulatory Capital & Adjusted Capital as of 12/31/23

26 Capital Appreciation & Returns to Shareholders Tangible Book Value per Share (1) ($) Dividends Declared per Share ($) Shares Repurchased (%) (2) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Represents shares repurchased in period stated divided by common shares outstanding at prior period end $0.20 $0.31 $0.42 $0.58 $0.74 $0.90 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 2018 2019 2020 2021 2022 2023 1.1% 1.5% 0.8% 2.9% 0.0% 0.0% 1.0% 2.0% 3.0% 2019 2020 2021 2022 2023 Dollars Returned to Shareholders ($M) $5.2 $8.6 $12.0 $16.3 $28.2 $5.2 $8.1 $5.2 $22.2 $2.6 $10.4 $16.7 $17.2 $38.5 $28.2 $0.0 $10.0 $20.0 $30.0 $40.0 2018 2019 2020 2021 2022 2023 Cash Paid to Repurchase Shares Dividends Paid on Common Stock Dividend Growth CAGR Since 2018: 35%TBVPS Excluding AOCI $18.87 $21.65 $23.31 $17.97 $17.62 $19.35 $18.33 $20.43 $22.93 $24.17 $22.88 $23.10 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2019 2020 2021 2022 Q3 '23 Q4 '23

27 Liquidity Position Gross Loans / Deposits (%) Funding Sources 84.0% 84.9% 74.6% 68.9% 56.6% 55.8% 68.8% 78.6% 80.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2018 2019 2020 2020 (ex. PPP) 2021 2021 (ex. PPP) 2022 Q3 '23 Q4 '23 Outstanding / Remaining Usage Bank Sources Available ($mm) Pledged ($mm) Availability ($mm) Percent (%) FHLB Fixed Rate Advances $2,406.6 $355.2 $2,051.4 14.8 % Overnight Fed Funds 85.0 0.0 85.0 0.0 Federal Reserve 413.8 390.0 23.8 94.2 $2,905.4 $745.2 $2,160.2 25.6 % Policy Policy December 30, 2023 Maximum Compliance Loans to Deposits (including FHLB) 80.0% 90.0 % In Policy Net Non-core Funding Dependency Ratio 8.4 20.0 In Policy Fed Funds Purchases / Total Assets 0.0 10.0 In Policy FHLB Advances / Total Assets 0.0 20.0 In Policy FRB Advances / Total Assets 4.9 10.0 In Policy Pledged Securities to Total Securities 59.9 90.0 In Policy Liquidity Highlights • As of December 31, the Company’s liquidity ratio was 16.0%, as compared to the internal liquidity policy guidelines of 10% minimum • Other liquidity ratios reviewed include the following along with policy guidelines: (1) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Letters of Credit

28 Securities Portfolio Composition Dollars in millions Data as of or for the three months ended 12/31/23 Available-For-Sale Portfolio Summary Held-To-Maturity Government Agency 1% MBS 52%Corporates 3% Treasury 1% TE & TX Muni 42% Government Agency 2% MBS 45%Corporates 1% Treasury 13% TE & TX Muni 39% Portfolio Distribution Amount % of Total Government Agency $16 1 % MBS 601 52 Corporates 36 3 Treasury 17 1 TE & TX Muni 485 42 Total $1,154 100 % Portfolio Distribution Amount % of Total Government Agency $16 2 % MBS 326 45 Corporates 10 1 Treasury 90 13 TE & TX Muni 277 39 Total $720 100% $1,819M Book Value 2.18% Book Yield ($121.9M) Unrealized Loss 5.6 Year Average Life 4.7 Year Effective Duration 62%/38% (AFS/HTM) Principal Cash Flow Schedule $205 Million in Principal Cash Flow for 2024 $86.4 $40.7 $41.9 $36.1 $61.7 $59.3 $48.0 $40.7 $68.0 $39.2 $53.6 $39.1 5.0% 7.0% 9.0% 11.0% 14.0% 18.0% 20.0% 22.0% 26.0% 28.0% 31.0% 33.0% Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Quarterly Principal Cumulative Principal Returned as % of Total [No Collateralized Loan Obligation (CLO) securities within the Investment Portfolio]

29 APPENDIX

Historical Financials 30 Dollars in thousands, except for per share data Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” For the Year Ended December 31, For the Three Months Ended, 2020 2021 2022 2023 3/31/23 6/30/23 9/30/23 12/31/23` ` Balance Sheet Data: Total Assets $5,153 $6,077 $6,462 $7,999 $8,017 $7,862 $7,884 $7,999 Gross Loans 3,124 2,967 3,779 5,173 4,974 5,018 5,096 5,173 Securities 1,050 1,774 1,983 1,735 1,962 1,898 1,836 1,735 Deposits 4,215 5,227 5,494 6,463 6,668 6,492 6,480 6,463 Tangible Common Equity (1) 457 490 432 608 549 553 553 608 Income Statement Data: Interest Income $179.3 $147.3 $154.5 $340.9 $80.3 $86.2 $85.7 $88.7 Interest Expense 26.7 19.7 22.6 91.6 15.4 20.2 25.0 31.1 Net Interest Income 152.7 158.2 172.2 249.3 64.9 66.0 60.7 57.7 Provision for Loan Losses 25.2 (1.1) (5.6) 14.5 11.0 1.3 1.0 1.3 Noninterest Income 41.9 37.5 37.0 46.7 12.6 12.4 19.3 2.3 Noninterest Expense 106.3 114.6 130.5 184.7 45.7 46.9 47.7 44.4 Income before Income Taxes 63.1 81.1 78.7 96.8 20.9 30.3 31.3 14.3 Income Tax Expense 10.6 16.9 15.8 21.3 4.6 6.5 6.9 3.3 Net Income 52.5 64.2 62.9 75.5 16.3 23.8 24.4 11.0 Net Income, Operating (1) 46.0 64.4 68.3 96.7 27.1 26.8 24.0 18.7 Performance Ratios: ROAA 1.10% 1.13% 1.01% 0.95% 0.81% 1.21% 1.24% 0.56 % ROAA, Operating (1) 0.96 1.14 1.09 1.22 1.36 1.36 1.22 0.95 ROATCE (1) 12.9 14.3 14.9 13.6 12.1 17.1 17.4 7.9 ROATCE, Operating (1) 25.9 13.3 16.2 17.5 20.1 19.4 17.2 13.4 Net Interest Margin (FTE) (1) 3.64 3.13 3.19 3.59 3.69 3.82 3.52 3.33 Efficiency Ratio 54.0 56.0 60.3 61.6 58.2 59.0 58.9 72.8 Efficiency Ratio, Operating (1) 55.0 57.4 57.4 56.2 53.3 53.9 56.1 62.0 Per Share Data: Common Stock Issued and Outstanding 21,115,009 21,019,037 24,025,762 31,399,803 31,364,973 31,406,220 31,404,231 31,399,803 Basic Earnings per Share $2.52 $3.03 $2.84 $2.39 $0.52 $0.76 $0.78 $0.35 Diluted Earnings per Share, Operating (1) 2.21 3.04 3.08 3.06 0.86 0.85 0.76 0.59 Tangible book value per share (1) 21.65 23.31 17.97 19.35 17.49 17.62 17.62 19.35 Dividends Per Share 0.42 0.58 0.74 0.90 0.21 0.22 0.23 0.24 Asset Quality: Nonperforming Assets / Total Assets 0.82% 0.50% 0.27% 0.25% 0.28% 0.28% 0.28% 0.25 % Nonperforming Assets / (Loans + OREO) 1.35 1.03 0.47 0.39 0.45 0.43 0.44 0.39 Allowance for Loan Losses / Total Loans 1.15 1.04 1.03 1.05 1.06 1.05 1.05 1.05 Allowance for Loan Losses / Nonperforming Loans 98.2 109.6 302.2 455.8 301.7 328.1 306.5 455.8 Net Loan Charge-offs / Average Loans 0.11 0.13 (0.05) 0.04 0.01 0.07 0.00 0.06 Capital Ratios: Tangible Common Equity / Tangible Assets (1) 9.21% 8.30% 6.90% 7.94% 7.15% 7.36% 7.34% 7.94 % Tier 1 Leverage Ratio 9.15 9.20 9.42 9.67 8.80 9.10 9.62 9.67 Common Equity Tier 1 Capital Ratio 13.54 13.70 12.66 12.05 11.20 11.50 12.03 12.05 Tier 1 Risk-based Ratio 14.01 14.10 13.00 12.47 11.62 11.91 12.44 12.47 Total Risk-based Capital Ratio 19.10 18.60 16.72 15.04 14.72 14.54 15.11 15.04

31 Non-GAAP Reconciliation The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, March 31, June 30, September 30, December 31, (Dollars in thousands) 2020 2021 2022 2023 2023 2023 2023 2023 Net Income Available to Common $52,506 $64,167 $62,919 $75,457 $16,271 $23,779 $24,360 $11,047 Adjustments: Add: Acquisition and charter conversion charges 3,314 1,607 6,410 9,075 3,793 4,101 588 593 Less: Tax on acquisition and charter conversion charges (753) (406) (1,621) (2,296) (960) (1,037) (149) (150) Add: Initial Provision for Acquired Loans -- -- 3,855 10,727 10,727 -- -- -- Less: Tax on Initial Provision for Acquired Loans -- -- (976) (2,714) (2,714) -- -- -- Less: Treasury awards (968) (1,826) (872) (6,197) -- -- (6,197) -- Less: Bargain purchase gain and loss on sale of fixed assets (8,455) (903) (165) -- -- -- -- -- Less: BOLI Income from Death Proceeds -- -- (1,630) -- -- -- -- -- Add: Tax on treasury awards 245 462 221 1,568 -- -- 1,568 -- Add: Tax on gain on sale 157 229 42 -- -- -- -- -- Add: Contributions related to Treasury awards -- 1,400 165 5,190 -- -- 5,190 -- Less: Tax on Contributions related to Treasury awards -- (354) (42) (1,313) -- -- (1,313) -- Add: Loss on securities repositioning -- -- -- 9,708 -- -- -- 9,708 Less: Tax loss on securities repositioning -- -- -- (2,457) -- -- -- (2,457) Net Income, Operating $46,046 $64,376 $68,306 $96,748 $27,117 $26,843 $24,047 $18,741 Average diluted shares outstanding 20,822,650 21,175,323 22,154,577 31,565,791 31,541,213 31,522,759 31,609,564 31,587,506 Diluted earnings per share, operating $2.21 $3.04 $3.08 $3.06 $0.86 $0.85 $0.76 $0.59 Average Total Assets $5,136,136 $5,664,336 $6,245,500 $7,918,648 $8,003,254 $7,882,130 $7,873,345 $7,917,303 Return on Average Assets 1.02% 1.13% 1.01% 0.95% 0.81% 1.21% 1.24% 0.56% Return on Average Assets, Operating 0.90% 1.14% 1.09% 1.22% 1.36% 1.36% 1.22% 0.95% Average Common Equity $640,828 $672,121 $619,040 $894,392 $868,995 $901,499 $905,070 $901,530 Less: Average intangible assets (189,817) (171,482) (197,039) (341,155) (330,092) (346,707) (344,999) (342,641) Average Tangible Common Equity $451,011 $500,639 $422,000 $553,237 $538,903 $554,792 $560,071 $558,889 Return on Average Tangible Common Equity 11.6% 12.8% 14.9% 13.6% 12.1% 17.1% 17.4% 7.9% Return on Average Tangible Common Equity, Operating 10.2% 12.9% 16.2% 17.5% 20.1% 19.4% 17.2% 13.4%

32 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, June 30, September 30, December 31, (Dollars in thousands) 2022 2023 2023 2023 2023 Net Interest Income After Provision for Credit Losses $47,216 $53,926 $64,780 $59,704 $56,415 Non Interest Income 8,131 12,612 12,423 19,324 2,346 Non Interest Expense (35,040) (45,670) (46,899) (47,724) (44,433) Adjustments: Add: Acquisition charges 1,190 3,793 4,101 588 593 Add: Contributions related to Treasury Awards -- -- -- 5,190 -- Less: Treasury Awards and Gains -- -- -- (6,197) -- Add: Provision for Loan Losses 705 11,000 1,250 1,000 1,250 Add: Loss on securities repositioning -- -- -- -- 9,708 Pre-tax Pre Provision Income, Operating $22,202 $35,661 $35,655 $31,885 $25,879 Average Total Assets $6,446,521 $8,003,254 $7,882,130 $7,873,345 $7,917,303 Pre-tax Pre Provision Return on Average Assets, Operating 1.38% 1.78% 1.81% 1.62% 1.31%

33 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, March 31, June 30, September 30, December 31, (Dollars in thousands) 2020 2021 2022 2023 2023 2023 2023 2023 Operating Expense Total non-interest expense $106,341 $114,558 $130,488 $184,726 $45,670 $46,899 $47,724 $44,433 Pre-tax non-operating expenses (3,314) (3,007) (6,576) (14,265) (3,793) (4,101) (5,777) (594) Adjusted operating expense 103,027 111,551 123,912 170,461 41,877 42,798 41,947 43,839 Operating Revenue Net interest income, FTE $155,025 $159,678 $181,539 $253,299 $65,924 $67,028 $61,696 $58,651 Total non-interest income 41,876 37,473 36,974 46,705 12,612 12,423 19,324 2,346 Pre-tax non-operating items (9,423) (2,729) (2,667) 3,511 -- -- (6,197) 9,708 Adjusted operating revenue 187,478 194,422 215,846 303,515 $78,536 $79,451 $74,823 $70,705 Efficiency Ratio, Operating 55.0% 57.4% 57.4% 56.2% 53.3% 53.9% 56.1% 62.0%

34 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, June 30, September 30, December 31, (Dollars in thousands) 2022 2023 2023 2023 2023 Total non-interest income $8,131 $12,612 $12,423 $19,324 $2,346 Pre-tax non-operating items - - - (6,197) 9,708 Non-interest income, operating 8,131 12,612 12,423 13,127 12,054 Operating Revenue Net interest income, FTE $48,916 $65,924 $67,028 $61,696 $58,651 Total non-interest income $8,131 $12,612 $12,423 $19,324 $2,346 Pre-tax non-operating items - - - (6,197) 9,708 Adjusted Operating Revenue $57,047 $78,536 $79,451 $74,823 $70,705 Non-interest income, operating / Adjusted Operating Revenue 14.3% 16.1% 15.6% 17.5% 17.0% Operating Expense Total non-interest expense $35,040 $45,670 $46,899 $47,724 $44,433 Pre-tax non-operating expenses (1,190) (3,793) (4,101) (5,777) (594) Adjusted operating expense 33,850 41,877 42,798 41,947 43,839 Average Total Assets $6,446,521 $8,003,254 $7,882,130 $7,873,345 $7,917,303 Adjusted Operating Expense / Average Assets 2.10% 2.09% 2.17% 2.13% 2.21%

35 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, March 31, June 30, September 30, December 31, (Dollars in thousands) 2019 2020 2021 2022 2023 2023 2023 2023 2023 Total common equity $543,658 $644,815 $676,172 $646,663 $949,034 $896,427 $899,446 $897,221 $949,034 Less: Goodwill and other intangibles (188,865) (187,700) (186,171) (214,890) (341,332) (347,777) (346,104) (343,869) (341,332) Tangible common equity $354,793 $457,115 $490,001 $431,773 $607,702 $548,650 $553,342 $553,352 $607,702 Total assets $3,941,863 $5,152,760 $6,077,414 $6,461,717 $7,999,345 $8,017,316 $7,862,108 $7,884,285 $7,999,345 Less: Goodwill and other intangibles (188,865) (187,700) (186,171) (214,890) (341,332) (347,777) (346,104) (343,869) (341,332) Tangible assets $3,752,998 $4,965,060 $5,891,243 $6,246,827 $7,658,013 $7,669,539 $7,516,004 $7,540,416 $7,658,013 Tangible common equity / Tangible assets 9.5% 9.2% 8.3% 6.9% 7.9% 7.2% 7.4% 7.3% 7.9% Common shares outstanding 18,802,266 21,115,009 21,019,037 24,025,762 31,399,803 31,364,973 31,406,220 31,404,231 31,399,803 Tangible book value per common share $18.87 $21.65 $23.31 $17.97 $19.35 $17.49 $17.62 $17.62 $19.35 Accumulated Other Comprehensive Income (AOCI) $10,089 $25,816 $7,978 ($148,957) ($117,576) ($130,774) ($145,239) ($165,168) ($117,576) Tangible book value per common share excluding AOCI $18.33 $20.43 $22.93 $24.17 $23.10 $21.66 $22.24 $22.88 $23.10

36 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, December 31, March 31, June 30, September 30, December 31, (Dollars in thousands) 2022 2023 2023 2023 2023 Net Interest Income $47,921 $64,926 $66,030 $60,704 $57,665 Tax-Exempt Investment Income (2,939) (2,948) (2,948) (2,929) (2,911) Taxable Investment Income 3,934 3,946 3,946 3,921 3,897 Net Interest Income, Fully Tax Equivalent 48,916 65,924 67,028 61,696 58,651 Less: Purchase accounting adjustments 1,086 3,469 6,533 4,276 3,235 Net Interest Income, Net of purchase accounting adjustments 47,830 62,455 60,495 57,420 55,416 Total Average Earning Assets $5,799,075 $7,150,667 $7,019,740 $7,001,048 $7,037,464 Add: Average balance of loan valuation discount 10,928 42,945 38,306 31,269 27,573 Average Earning Assets, Excluding loan valuation discount 5,810,003 7,193,612 7,058,046 7,032,317 7,065,037 Net Interest Margin (Annualized) 3.31% 3.63% 3.76% 3.47% 3.28% Net Interest Margin, Fully Tax Equivalent (Annualized) 3.37% 3.69% 3.82% 3.52% 3.33% Core Net Interest Margin, Fully Tax Equivalent (Annualized) 3.29% 3.47% 3.43% 3.27% 3.14%